MML SERIES INVESTMENT FUND II

Supplement dated October 10, 2017 to the

Statement of Additional Information dated May 1, 2017

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

The following information pertains to the MML Managed Bond Fund:

The Board of Trustees of the MML Series Investment Fund II, including a majority of the independent Trustees, has approved the termination of the Expense Limitation Agreement related to the MML Managed Bond Fund.

Effective immediately, the information related to the MML Managed Bond Fund found on pages B-58 – B-59 under the heading Administrator and Sub-Administrators in the section titled Investment Advisory and Other Service Agreements is hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8063-17-03